-------------------------------
                                                       OMB APPROVAL
                                               -------------------------------
                                               OMB Number: 323 5-0060 Expires:
                                               January 31, 2008 Estimated
                                               average burden
                                               hours per response........38.0


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  March 28, 2006
                                                         (March 24, 2006)
                                                         ----------------


                           Morgan Equities Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Georgia                     0-29951                    58=1727874
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employeof
       incorporation)               File Number)             Identification No.)


            830-13 A1A North, #165, Ponte Vedra Beach, Florida 32082
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



  Registrant's telephone number, including area code    (404) 583-0404
                                                       ----------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR
    240.1 4a- 12)

[ ] Pre-commencement communications pursuant to Rule 1 4d-2(b) under the
    Exchange Act (17 CFR 240.1 4d-2(b))

[ ] Pre-commencement communications pursuant to Rule 1 3e-4(c) under the
    Exchange Act (17 CFR 240.1 3e-4(c))

                                  OTHER EVENTS

                          DEFINITIVE AGREEMENT EXECUTED

      On March 24, 2006, the Company entered into a definitive agreement with A Cultural Affair Asia, Ltd., a British Virgin Islands company, whereby Morgan Equities Group will acquire 49% of ACA Asia, Ltd. in exchange for 180,000 shares of Morgan's Convertible Preferred stock, the issue of which was approved March 27,2006 by the Morgan shareholders.

      Under the same agreement, Morgan will also acquire 49% of LTB Manufacturing, Inc., a Hong Kong company, in exchange for 800,000 shares of newly-issued Morgan Restricted Shares. And, Morgan will acquire 100% of ACA Trading America, Inc., a Delaware corporation, in exchange for 400,000 shares of newly-issued Morgan Restricted Shares.

      The agreement provides that Morgan Equities Group will not take any action which would decrease the number of its shares outstanding or increase the authorized shares, except for the Convertible Preferred issue mentioned below, anytime prior to the conversion date of the Convertible Preferred shares until after thirty-six (36) months from their issue, whichever occurs later.

      Morgan Equities Group will operate as the parent company to the other three participants, all of whom are currently operating in China.

                       ADDITIONAL CLASS OF SHARES PLANNED

      On March 27, 2006, at the annual meeting of shareholders, the shareholders approved the amendment of Morgan Equities Group's Articles of Incorporation to provide for the issuance of an additional class of stock to be designated as Convertible Preferred Stock, consisting of 240,000 shares, convertible at the option of the holder at the ratio of One Hundred (100) shares of common stock for each One (1) share of Convertible Preferred stock, convertible beginning Thirty (30) months after issue, but not later than Thirty-Six (36) months after issue.

      The shareholders also approved the terms of the acquisition agreement between Morgan Equities Group, A Cultural Affair-Asia, Ltd., LTB Manufacturing, Inc. and ACA Trading America, Inc., and ratified all discretionary actions taken by the Board and Officers since January 1, 2006.

                           NEW OFFICERS AND DIRECTORS

      On March 25, 2006, Fred Narcross was appointed as a Director, pursuant to the Company By-Laws. On March 26, 2006, Fred Narcross was elected President and Secretary, succeeding C.M. Benedict, who resigned the same day to pursue other business interests, and Douglas Ayling was elected as Treasurer.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Morgan Equities Group, Inc.
                                    --------------------------------------------
                                            (Registrant)


                                    --------------------------------------------
Date  March  28 , 2006              by: Fred Narcross, President


*Print name and title of the signing officer under his signature.



















                                       3